UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2017

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Amendment to MoviePass Securities Purchase Agreement

On October 6, 2017, Helios and Matheson Analytics Inc. (“Helios”) and MoviePass Inc. (“MoviePass”) entered into an amendment (the “Amendment”) to the Securities Purchase Agreement, dated as of August 15, 2017 (the “MoviePass Purchase Agreement”), by and between Helios and MoviePass. Pursuant to the MoviePass Purchase Agreement, Helios plans to acquire a majority interest in MoviePass, subject to certain conditions, including the approval of the transaction by Helios’ stockholders. Pursuant to the Amendment, Helios and MoviePass amended and restated the subordinated convertible promissory note issued by MoviePass on August 18, 2017 (the “Original MoviePass Note”) in order to increase the principal amount of the Original MoviePass Note from $5,000,000 to $11,500,000 (the “Amended and Restated MoviePass Note”) in connection with Helios making an additional loan to MoviePass in the amount of $6,500,000 (the “Additional Loan”) on October 6, 2017.

The Additional Loan was comprised of two components: (i) an advance of $5,000,000 to MoviePass that would have otherwise been due within 90 days following the closing (the “Closing”) of the transactions contemplated by the MoviePass Purchase Agreement (collectively, the “MoviePass Transaction”), and (ii) an additional investment of $1,500,000 to purchase additional shares of common stock of MoviePass amounting to 0.71% of the outstanding shares of common stock of MoviePass effective as of the Closing (the “Additional Investment”), such Additional Investment based upon a pre-money valuation of MoviePass of $210,000,000. In connection with the Amended and Restated MoviePass Note, the parties agreed to replace the promissory note to be issued by Helios to MoviePass with a new note (the “New Helios Note”) which removed the obligation to provide $5,000,000 to MoviePass within 90 days following the Closing, which was already satisfied by a portion of the Additional Loan.

Pursuant to the Amendment, as a result of the Additional Investment, the maximum purchase price payable by Helios increased from $27,000,000 to $28,500,000 (the “Amended Purchase Price”). Accordingly, at the Closing, Helios will receive shares of common stock of MoviePass totaling 51.71% of the then-outstanding shares of MoviePass common stock, in addition to shares of MoviePass common stock issuable upon conversion of the Kelly Note (as defined in the MoviePass Purchase Agreement) amounting to 2% of the outstanding shares of MoviePass common stock on a post-transaction basis, for a total ownership percentage of 53.71%. At the Closing, in accordance with the terms of the MoviePass Purchase Agreement and the Original MoviePass Note, the Amended and Restated MoviePass Note will be cancelled in full satisfaction of Helios’ obligation to make the Initial Cash Payment under the MoviePass Purchase Agreement, which increased from $5,000,000 to $11,500,000 as a result of the Amendment.

The above discussion does not purport to be a complete description of the Amendment, the MoviePass Purchase Agreement and the New Helios Note described in this Current Report on Form 8-K (this “Current Report”) and it is qualified in its entirety by reference to the full text of the Amendment, the MoviePass Purchase Agreement and the form of New Helios Note, which are attached as exhibits to this Current Report and are incorporated herein by reference.

MoviePass Investment Option Agreement

On October 11, 2017, Helios and MoviePass entered into an investment option agreement (the “Option Agreement”), pursuant to which Helios was granted an option to purchase additional shares of MoviePass common stock in an amount up to $20 million based on a pre-money valuation of MoviePass of $210,000,000 (the “Option”) amounting to an additional investment of up to 8.7% of the Currently Outstanding Shares of Common Stock (as defined in the Option Agreement) of MoviePass, giving effect to the Closing. The Option may be exercised by Helios until 5:00 p.m. Eastern Time on the thirtieth day after it receives MoviePass’ audited financial statements for the years ended December 31, 2016 and 2015 and the reviewed unaudited interim financial statements for the periods ended September 30, 2017 and 2016. In the event Helios exercises the Option in whole or in part prior to the Closing, then MoviePass will issue Helios a subordinated convertible promissory note (the “Option Note” ), in substantially the same form as the MoviePass Note, in the principal amount equal to Helios’ additional investment and, immediately upon the Closing, MoviePass will issue the amount of shares of its common stock to Helios underlying the Option Note, and upon such issuance the Option Note shall be deemed satisfied in full.

The above discussion does not purport to be a complete description of the Option Agreement described in this Current Report and it is qualified in its entirety by reference to the full text of the Option Agreement, which is attached as an exhibit to this Current Report and is incorporated herein by reference.

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Consulting Agreement

On October 5, 2017, Helios entered into a consulting agreement (the “Consulting Agreement”) with Mr. Muralikrishna Gadiyaram, a director of Helios. The Consulting Agreement formalizes the consulting arrangement between Helios and Mr. Gadiyaram, for which Helios has been accruing consulting fees since January 1, 2017. Mr. Gadiyaram has been providing consulting services without an agreement or compensation since Helios’ acquisition of Zone Technologies, Inc. (“Zone”) in November 2016. Pursuant to the Consulting Agreement, Mr. Gadiyaram will continue providing guidance to Helios and Zone relating to the further development of their respective businesses and technologies, including, without limitation, rolling-out the RedZone Map application outside the United States, particularly in India. If requested by Helios, Mr. Gadiyaram will also provide guidance with respect to the development of any businesses or technologies that Helios or Zone may acquire during the term of the Consulting Agreement, including, without limitation, MoviePass. In exchange for his services, Mr. Gadiyaram will receive fees in the amount of $18,750 per month in cash. Following Helios’ execution of the Consulting Agreement, pursuant to its terms, Helios paid Mr. Gadiyaram the accrued consulting fees for the period from January 1, 2017 through June 30, 2017, which did not become due or owing until the execution of the Consulting Agreement. The Consulting Agreement has a term of two years but may be terminated by either party at any time by giving 30 days written notice to the other party. If Helios terminates the Consulting Agreement without Cause, as defined in the Consulting Agreement, prior to the end of the term, Mr. Gadiyaram will be entitled to a termination fee equal to the lesser of (a) the consulting fee for the remainder of the term, or (b) the consulting fee for a period of 12 months following the delivery of written notice of termination by Helios, in each case payable monthly and subject to proration.

The above discussion does not purport to be a complete description of the Consulting Agreement described in this Current Report and it is qualified in its entirety by reference to the full text of the Consulting Agreement, which is attached as an exhibit to this Current Report and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information included in Item 8.01 of this Current Report is hereby incorporated by reference into this Item 3.02 to the extent required.

Pursuant to an amendment, dated August 11, 2017, to the agreement between the Company and its placement agent (the “Placement Agent”), the Placement Agent is entitled to a fee equal to 2.5% of the aggregate purchase price of Helios’ investment in MoviePass, payable in shares of Helios’ common stock at a value of $3.00 per share upon consummation of the MoviePass Transaction. Based on the Amended Purchase Price, the Placement Agent will receive 237,500 shares of common stock (the “Placement Agent Transaction Shares”). In the event the Option is exercised, the Placement Agent may receive up to an additional 166,667 shares of common stock (the “Placement Agent Option Shares” and together with the Placement Agent Transaction Shares, the “Placement Agent Shares”).

Helios issued the Placement Agent Warrant (as defined in Item 8.01 below) and plans to issue the shares of common stock issuable upon exercise of the Placement Agent Warrant and the Placement Agent Shares in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01	Regulation FD Disclosure.

Helios plans to issue a press release on October 12, 2017 relating to the Amendment and the Option Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any filing made under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Matters.

During the period from August 16, 2017 through October 6, 2017, Helios received aggregate gross cash proceeds of $12,820,000 from the holder of its senior secured convertible notes (the “Investor”), thereby satisfying the $10,000,000 minimum financing condition of the MoviePass Transaction set forth in Section 4.4 of the MoviePass Purchase Agreement.

On October 5, 2017, Helios received a cash payment of $6,970,000 from the Investor (the “October Proceeds”) pursuant to the secured promissory note in the principal amount of $8,800,000 given by the Investor to Helios on August 16, 2017 as partial payment for the senior secured convertible notes issued by Helios to the Investor on that date (the “August Investor Note”). Helios used the October Proceeds to fund the Additional Loan to MoviePass. In exchange for the October Proceeds, Helios entered into a waiver with the Investor , dated as of October 4, 2017 (the “Waiver”), pursuant to which Helios agreed to (a) waive its right to effect a private placement or exercise any New Offering Right (as defined in the Waiver) prior to November 15, 2017, and (b) waive any right to complete an offering of its securities (except for certain excluded securities), other than certain private placements for up to $3,000,000 in gross proceeds, during the period commencing on November 15, 2017 through the later of (x) December 15, 2017 and (y) thirty calendar days after the earlier to occur of (I) the first date on which the registration statement registering the resale of certain securities issuable to the Investor is declared effective by the U.S. Securities and Exchange Commission (the “SEC”) or (II) the first date on which all of such registrable securities are eligible to be resold by the Investor pursuant to Rule 144.

In connection with the receipt of the October Proceeds, Helios issued the Placement Agent a placement agent warrant to purchase up to 139,400 shares of common stock at an exercise price of $14.27 per share (the “Placement Agent Warrant”).

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The above discussion does not purport to be a complete description of the Waiver and the Placement Agent Warrant described in this Current Report and it is qualified in its entirety by reference to the full text of the form of Waiver and the form of Placement Agent Warrant, which are attached as exhibits to this Current Report and are incorporated herein by reference.

Certain Information and Risk Factors Regarding MoviePass

Helios is providing the following information and risk factors about MoviePass that it deems important to its security holders in light of the previously announced proposed acquisition by Helios of a majority interest in MoviePass, which acquisition remains subject to approval by Helios’ stockholders.

Overview

MoviePass was incorporated in Delaware in 2011 and is a movie theater subscription service that allows members to see a new movie every day in theaters nationwide for a monthly price of $9.95. Once they sign up for the MoviePass service online, subscribers are prompted to download the MoviePass application on their smart phones and are then mailed a MoviePass debit card. The MoviePass application shows subscribers the showtimes of all the movies that are currently showing at their local movie theaters. Once they have received their MoviePass debit card, subscribers can use the debit card to purchase up to one movie ticket a day at any of the movie theaters listed in the MoviePass application without paying any additional costs.

Risk Factors Relating to MoviePass

Investing in Helios’ securities involves a high degree of risk, particularly in light of Helios’ current investments in and pending acquisition of a majority interest in MoviePass. Please see the risk factors set forth below relating to MoviePass as well as those risk factors set forth in Part I, Item 1A of Helios’ most recent Annual Report on Form 10-K and in Part II, Item 1A of Helios’ Quarterly Reports on Form 10-Q and other filings Helios makes with the SEC. Before deciding to invest in Helios’ securities, you should carefully consider these risks related to Helios and MoviePass as well as other information Helios includes in its SEC filings. The risks and uncertainties Helios has described are not the only ones it or MoviePass faces. Additional risks and uncertainties not presently known to Helios or that Helios currently deems immaterial may also affect Helios or MoviePass. These risks could materially affect Helios’ business, results of operations or financial condition and cause the value of Helios’ securities to decline.

MoviePass has a limited operating history and history of net losses, and it is likely that it will experience net losses for the foreseeable future.

You should consider MoviePass’ business and prospects in light of the risks, expenses and difficulties encountered by companies in their early stage of development. It has experienced significant net losses since its inception and, given the significant operating and capital expenditures associated with its business plan, anticipates continuing net losses and significant negative cash flows for the foreseeable future. If MoviePass ever does achieve profitability, of which no assurances can be given, MoviePass may be unable to sustain or increase such profitability.

To achieve and sustain profitability, MoviePass will need to accomplish numerous objectives, including substantially increasing the number of paying subscribers to its service and securing additional sources of revenue and economies of scale. There is a significant risk that MoviePass will be unable to achieve these objectives, which would damage MoviePass’ business and could lead to the loss of Helios’ investment in MoviePass.

MoviePass currently spends more to retain a subscriber than the revenue derived from that subscriber and MoviePass currently does not have other sources of revenue. This results in a negative gross profit margin. MoviePass expects its negative gross profit margin to remain significant until MoviePass can generate other sources of revenues to offset the losses or achieve substantial economies of scale. There is no assurance MoviePass will be able to generate other sources of revenue or be able to achieve economies of scale that would reduce the cost of revenue sufficiently to generate a positive gross profit margin. Failure to achieve positive gross profit margin in the foreseeable future could materially and adversely impact MoviePass’ ability to sustain its operations.

MoviePass has incurred losses since inception and has a present need for additional funding, which may be unavailable to it. As such, MoviePass expects it will receive a qualification on its audited financial statements for the fiscal years ended December 31, 2016 and 2015 from its independent registered public accounting firm expressing substantial doubt about its ability to continue as a going concern.

MoviePass has incurred losses since its inception and has a present need for additional funding. These factors raise substantial doubt about MoviePass’ ability to continue as a going concern. For the foreseeable future, MoviePass expects to fund its operations from additional debt or equity offerings and increased revenue from subscribers. If MoviePass cannot raise additional short-term capital, it may consume all of its cash needed for operations. There are no assurances that MoviePass will be able to raise capital on terms acceptable to it. If MoviePass is unable to obtain sufficient amounts of additional capital, it may be required to reduce the scope of its planned growth, which could harm its business, financial condition and operating results. As a result, MoviePass expects that its independent registered public accounting firm will include an explanatory paragraph in its audit report on MoviePass’ financial statements for the years ended December 31, 2016 and 2015 with respect to the uncertainty of MoviePass’ ability to continue as a going concern.

Increased monthly usage by MoviePass’ subscribers will cause it to incur losses and negative cash flow.

MoviePass’ monthly subscription pricing plan of $9.95 per month allows a subscriber to see a new movie each day for the entire month. In most cases, MoviePass pays the theaters the full cost for each movie ticket that a subscriber uses. Accordingly, increased movie viewing by subscribers would result in significant and increasing losses per subscriber, negative cash flow and could impair the ability of MoviePass to operate as a going concern absent additional sources of revenue or financing.

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MoviePass may not gain acceptance from large national exhibitors (movie theater chains), which could have a material adverse effect on MoviePass’ financial condition and results of operations.

MoviePass has historically paid large national exhibitors full price for each ticket purchased by a MoviePass subscriber through the MoviePass application (though in the past, MoviePass has received as much as a 20% discount on movie tickets for its subscribers from a small group of its exhibitor partners that currently represent less than 6% of all movie tickets that MoviePass currently purchases). Additionally, MoviePass has not historically received a benefit from any large national exhibitors for driving MoviePass subscribers to their theaters (for example, in the form of a portion of concession sales). MoviePass anticipates negotiating discounts on movie tickets and receiving a portion of concession sales to its subscribers attending theaters operated by those exhibitor partners. However, if MoviePass is unable to partner with large national exhibitors, (i) MoviePass likely will continue to be required to pay full price per movie ticket each time a MoviePass subscriber attends a movie theater operated by a large national exhibitor, (ii) MoviePass would be unlikely to share in concession sales to its subscribers attending those theaters, and (iii) MoviePass may not be able to sell digital advertising or data analytics services to those large national exhibitors. If MoviePass is unable to negotiate discounted ticket prices from, share in concession sales with or sell digital advertising or data analytics services to large national exhibitors, MoviePass’ financial condition and results of operations may be materially and adversely affected, MoviePass may not become profitable and MoviePass may not be able to sustain its operations.

MoviePass may not gain acceptance from large movie studios, which could have a material adverse effect on MoviePass’ financial condition and results of operations.

MoviePass’ success will depend, in part, on deriving revenue from sales of digital advertising and data analytics services to large movie studios. However, if MoviePass is unable to gain acceptance from large national exhibitors (movie theater chains), upon which large movie studios depend to distribute and exhibit their movies, then large movie studios may refrain from purchasing digital advertising or data analytics services from MoviePass. If MoviePass is unable to derive revenue from selling digital advertising or data analytics services to large movie studios, MoviePass’ financial condition and results of operations may be materially and adversely affected, MoviePass may not become profitable and MoviePass may not be able to sustain its operations.

Following the Additional Loan, MoviePass will continue to need additional capital, and it cannot be sure that additional financing will be available.

Since inception, MoviePass has funded its operating losses and capital expenditures through proceeds from private equity and debt financings, including through the pending MoviePass Transaction. MoviePass has a present need for significant additional financing, and such need may continue for the foreseeable business given the nature of MoviePass’ present operations. MoviePass’ ability to obtain financing will depend on, among other things, its development efforts, business plans, operating performance and the condition of the capital markets at the time it seeks financing. There is a material risk that additional financing for MoviePass will be unavailable to it on favorable terms when required, or at all.

Even if MoviePass raises additional funds through the issuance of equity, equity-linked or debt securities, those securities may have rights, preferences or privileges senior to the rights of Helios, and MoviePass’ stockholders (including Helios) may experience dilution, perhaps to a significant extent. In addition, there is no assurance that the MoviePass Transaction will close, and even if it does close, there is no assurance that MoviePass will receive any additional cash as a result. To close the MoviePass Transaction and receive the remaining proceeds described below (and also to ensure that the MoviePass Note is deemed satisfied in full), MoviePass needs to complete certain milestones. MoviePass entered into the MoviePass Purchase Agreement with Helios on August 15, 2017 in which Helios originally agreed to acquire a majority stake in MoviePass for a purchase price of up to $27 million, which was increased to $28.5 million in connection with the Amendment. Pursuant to the MoviePass Purchase Agreement, Helios loaned MoviePass $5,000,000 in cash, pursuant to a subordinated convertible promissory note of MoviePass in the principal amount of $5,000,000. Such note was increased to $11.5 million pursuant to the Amendment and, as a result, Helios’ potential ownership percentage in MoviePass increased. At the closing of the MoviePass Transaction, in exchange for the majority stake, Helios will issue MoviePass (i) 4,000,000 unregistered shares its common stock for a total agreed upon value of approximately $12,000,000, which such shares may not be immediately saleable; and (ii) a promissory note in the principal amount of $5,000,000 (the “Helios Note”). Pursuant to the Helios Note, Helios has agreed to pay $5,000,000, plus all accrued interest thereon, on the later of the 180th calendar day following the closing or when MoviePass’ common stock becomes listed on the Nasdaq Stock Market or the New York Stock Exchange. If MoviePass is not listed on such an exchange on or before June 1, 2018 (the “Extended Listing Maturity Date”), then, within ten (10) business days thereafter, Helios will redeem the outstanding principal (not to exceed $5,000,000) and accrued unpaid interest on the Helios Note as of the Extended Listing Maturity Date (the “Redemption Amount”) in exchange for Helios tendering to MoviePass for immediate cancellation such number of MoviePass shares in consideration of the immediate and automatic cancellation of Helios’ obligation to repay any outstanding principle and accrued interest under the Helios Note. There can be no assurance that MoviePass will become listed on the Nasdaq Stock Market or the New York Stock Exchange in a timely manner, if at all, which would lead to an even more urgent need on the part of MoviePass to secure additional funding.

MoviePass’ ability to develop and implement new and updated features and services may be more difficult than expected and may not result in sufficient increases in revenue to justify the costs.

Attracting and retaining subscribers requires MoviePass to continue to improve the technology underlying its applications and to continue to develop new and updated features, services and applications. If MoviePass is unable to do so on a timely basis, or if it’s unable to implement new features and services without disrupting its existing applications, MoviePass may lose current and potential subscribers. MoviePass relies on a combination of internal development, strategic relationships and licensing to develop its service offering and related features. The development and implementation of new technologies, features and services may cost more than expected, may take longer than originally expected, may require more testing than originally anticipated, or may require the acquisition of additional personnel, technology and other resources. There can be no assurance that MoviePass’ revenue opportunities from any new or updated technologies, applications, features or services will justify the amounts spent.

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MoviePass’ success depends on its ability to maintain its brand. If events occur that damage its brand, MoviePass’ business and financial results may be harmed.

MoviePass’ success depends on its ability to maintain the value of its brand. Maintaining, promoting, and positioning the MoviePass brand will depend largely on the success of its marketing efforts and its ability to provide consistent, high quality products and services through its applications. The MoviePass brand could be harmed if MoviePass fails to achieve these objectives or if its public image or brand were to be tarnished by negative publicity. MoviePass’ reputation and brand may be harmed if it fails to maintain a consistently high level of customer service. Executing the strategies necessary to maintain its brand may require MoviePass to make substantial investments, and these investments may not be successful. Such failures may adversely affect MoviePass’ business, financial condition and operating results.

Any material disruption or breach of MoviePass’ information technology systems or those of third-party partners could materially damage subscriber and business partner relationships, and could subject MoviePass to significant reputational, financial, legal, and operational consequences.

Despite the implementation of security measures, the servers of MoviePass’ computing providers and other systems, and other third parties on which MoviePass relies, are vulnerable to damage from computer viruses, unauthorized access, natural disasters, terrorism, war and telecommunication and electrical failures. Any material disruption or slowdown of MoviePass’ systems or those of third parties whom MoviePass depends upon, including a disruption or slowdown caused by MoviePass’ failure to successfully manage significant increases in subscriber volume or successfully upgrade applicable systems, system failures, viruses, security breaches, or other causes, could harm MoviePass’ brand and reputation, and cause revenues to decline. To the extent that any disruption or security breach was to result in a loss of or damage to data or applications, or inappropriate disclosure of confidential or proprietary information, MoviePass could incur liability and the further development of products and services could be delayed. In addition, if changes in technology cause MoviePass’ information systems, or those of third parties on whom MoviePass depends, to become obsolete, or if such information systems are inadequate to handle MoviePass’ growth, MoviePass could lose subscribers and its business and operating results could be adversely affected.

MoviePass’ online services are dependent on the development and maintenance of the Internet infrastructure.

MoviePass’ ability to deliver its online services is dependent on the development and maintenance of the infrastructure provided by the Internet, which is maintained by third parties. The Internet has experienced a variety of outages and other delays as a result of damages to portions of its infrastructure, and it could face outages and delays in the future. The Internet has also experienced, and is likely to continue to experience, significant growth in the number of users and the amount of traffic. If the Internet continues to experience increased usage, the Internet infrastructure may be unable to support the demands placed on it. In addition, the reliability and performance of the Internet may be harmed by increased usage or by denial-of-service attacks. Any resulting interruptions in MoviePass’ services or increases in response time could, if significant, result in a loss of potential or existing subscribers and, if sustained or repeated, could reduce the attractiveness of MoviePass’ service offerings.

MoviePass’ failure or inability to protect its intellectual property rights could diminish the value of its brand and weaken its competitive position.

MoviePass relies on a combination of trademark, trade secret, and unfair competition laws, as well as confidentiality agreements and procedures and licensing arrangements, and where appropriate, patents and copyright to establish and protect its intellectual property rights. There is a risk that the steps taken by MoviePass to protect its intellectual property rights will be inadequate to prevent infringement of such rights by others, including imitation of MoviePass’ services and misappropriation of its brand. Additionally, the process of obtaining patent or trademark protection is expensive and time-consuming, and MoviePass may not be able to prosecute all necessary or desirable patent applications or apply for all necessary or desirable trademark applications at a reasonable cost or in a timely manner.

Moreover, costly and time-consuming litigation could be necessary to enforce and determine the scope of MoviePass’ proprietary rights, and its failure or inability to obtain or maintain trade secret protection or otherwise protect its proprietary rights could adversely affect its business. MoviePass may be subject to intellectual property-related lawsuits in various jurisdictions, and there is a risk that MoviePass’ products or activities violate the patents, trademarks, or other intellectual property rights of third-party claimants. MoviePass may also need to institute litigation to protect its own intellectual property from third party infringers. Costs of supporting such litigation and disputes may be considerable, and there can be no assurances that a favorable outcome will be obtained. Patent infringement, trademark infringement, trade secret misappropriation, and other intellectual property claims and proceedings brought against MoviePass or brought by MoviePass, whether successful or not, could result in substantial costs, harm to the MoviePass brand, and have an adverse effect on MoviePass’ business.

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If MoviePass is not able to manage its growth, its business could be affected adversely.

MoviePass’ subscriber base has expanded rapidly since August 15, 2017, when it announced its new subscription price of $9.95 per month. MoviePass may not be able, for many reasons, including lack of financing or adequate personnel resources, to meet the demand to timely deliver MoviePass cards to its subscribers or otherwise service its business. As a result, MoviePass could experience a significant slowdown or stoppage as it attempts to serve the expanding subscriber base.

MoviePass anticipates that further expansion of its operations will be required to address any significant growth in its subscriber base and to take advantage of favorable market opportunities. Any future expansion will likely place significant demands on its managerial, operational, administrative and financial resources. If it is not able to respond effectively to new or increased demands that arise because of MoviePass’ growth, or, if in responding, MoviePass’ management is materially distracted from current operations, MoviePass’ business may be affected adversely.

If MoviePass’ efforts to attract and service subscribers are not successful, its revenues and results of operations will be affected adversely.

MoviePass must continue to attract, retain and grow the number of its subscribers. To succeed, it must continue to attract a large number of subscribers who have traditionally used online and pay cable channels, such as Netflix, HBO and Showtime, and pay-per-view and video-on-demand as opposed to attending movie theaters. MoviePass’ ability to attract and retain subscribers will depend in part on its ability to consistently provide subscribers a high quality experience for purchasing passes and viewing movies in theaters. If consumers do not perceive MoviePass’ service offering to be of high quality, or if MoviePass introduces new services that are not favorably received by customers, it may not be able to attract or retain subscribers. If its efforts to satisfy its existing subscribers are not successful, MoviePass may not be able to attract new subscribers, and as a result, its revenue and results of operations will be affected adversely.

If MoviePass is unable to compete effectively, its business will be affected adversely.

The market for filmed entertainment ticketing services is intensely competitive and subject to rapid change. MoviePass may experience competition that could negatively affect demand for MoviePass’ service or ability to be accepted at certain theater chains. Current potential competitors include Atom Tickets, MovieTickets.com, Fandango as well as potential exhibitors offering their own subscription services.

Many consumers maintain simultaneous relationships with multiple filmed entertainment ticketing providers and can easily shift spending from one provider to another. If MoviePass is unable to successfully compete with current and new competitors and technologies, it may not be able to achieve adequate market share, increase its revenues, or achieve and maintain profitability.

Many of its competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing and other resources than MoviePass does. Some of its competitors have adopted, and may continue to adopt, aggressive pricing policies and devote substantially more resources to marketing and website and systems development than MoviePass does. In addition, MoviePass’ competitors may form or extend strategic alliances with studios, exhibitors and distributors that could affect adversely its ability to compete on favorable terms.

The loss by MoviePass of one or more of its key personnel, or its failure to attract, assimilate and retain other highly qualified personnel in the future, could seriously harm MoviePass’ existing business and new service developments.

MoviePass depends on the continued services and performance of its key personnel, particularly its Chief Executive Officer Mitch Lowe and other key members of management. In addition, much of MoviePass’ key technology and systems are custom made for its business by its personnel. The loss of MoviePass key managerial and key technology personnel could disrupt its operations and have an adverse effect on its ability to grow and expand its business.

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Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated August 15, 2017, by and between Helios and MoviePass. (incorporated by reference to Exhibit 2.1 filed as an exhibit to the current report on Form 8-K filed with the SEC by Helios on August 15, 2017) (1)
2.2*	Amendment No. 1 to Securities Purchase Agreement, dated October 6, 2017, by and between Helios and MoviePass.
4.1*	Amended and Restated MoviePass Note.
4.2*	Form of New Helios Note.
4.3	Form of Placement Agent Warrant.(incorporated by reference to Exhibit 4.2 filed as an exhibit to the current report on Form 8-K filed with the SEC by Helios on October 5, 2017)
10.1*	Consulting Agreement, effective October 5, 2017, by and between Helios and Muralikrishna Gadiyaram.
10.2*	Investment Option Agreement, dated October 11, 2017, by and between Helios and MoviePass.
99.1**	Press Release to be issued on October 12, 2017.
99.2*	Form of Waiver.

* Filed herewith.

** Furnished herewith.

(1) The schedules and similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and similar attachments are contained within the MoviePass Purchase Agreement. Helios hereby agrees to furnish a copy of any such omitted schedule or similar attachment to the SEC upon request.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication relates to the MoviePass Transaction, which will become the subject of a proxy statement to be filed with the SEC by Helios, and may be deemed to be solicitation material in respect of the MoviePass Transaction. This document is not a substitute for the proxy statement that Helios will file with the SEC or any other documents that Helios may file with the SEC or transmit to stockholders in connection with the MoviePass Transaction. Before making any voting decision, investors and security holders are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the MoviePass Transaction as they become available because they will contain important information about the proposed transaction and related matters. Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by Helios through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement, once it is filed, from Helios by accessing Helios’ website at www.hmny.com or upon written request to: Helios and Matheson Analytics Inc., Attn: Secretary, Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, (212) 979-8228.

Participants in the Solicitation

Helios, MoviePass and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Helios’ stockholders in connection with the MoviePass Transaction. Information regarding Helios’ directors and executive officers is contained in its annual report on Form 10-K for the year ended December 31, 2016, filed with the SEC on April 14, 2017, and its definitive proxy statement on Schedule 14A filed with the SEC on October 3, 2017. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Helios’ website at www.hmny.com. Additional information regarding the interests of those persons and other persons who may be deemed participants in the MoviePass Transaction may be obtained by reading the proxy statement regarding the MoviePass Transaction, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Cautionary Statement on Forward-looking Information

Certain information in this Current Report and its exhibits contain forward-looking statements about Helios and MoviePass within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act and Section 21E of the Exchange Act (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect”, “project” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements, including statements regarding the Closing. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to the risks set forth in this Current Report and other risks related to, among other things, whether the outstanding conditions to the Closing will be satisfied, the occurrence of any event, change or other circumstances that could give rise to the termination of the MoviePass Purchase Agreement, and general economic conditions.

Such forward-looking statements are based on a number of assumptions. Although management of Helios believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially and adversely from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on Helios’ and MoviePass’ current expectations and Helios does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2017	HELIOS AND MATHESON ANALYTICS INC.

	By:	/s/ Stuart Benson
Stuart Benson, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated August 15, 2017, by and between Helios and MoviePass. (incorporated by reference to Exhibit 2.1 filed as an exhibit to the current report on Form 8-K filed with the SEC by Helios on August 15, 2017) (1)
2.2*	Amendment No. 1 to Securities Purchase Agreement, dated October 6, 2017, by and between Helios and MoviePass.
4.1*	Amended and Restated MoviePass Note.
4.2*	Form of New Helios Note.
4.3	Form of Placement Agent Warrant.(incorporated by reference to Exhibit 4.2 filed as an exhibit to the current report on Form 8-K filed with the SEC by Helios on October 5, 2017)
10.1*	Consulting Agreement, effective October 5, 2017, by and between Helios and Muralikrishna Gadiyaram.
10.2*	Investment Option Agreement, dated October 11, 2017, by and between Helios and MoviePass.
99.1**	Press Release to be issued on October 12, 2017.
99.2*	Form of Waiver.

* Filed herewith.

** Furnished herewith.

(1) The schedules and similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and similar attachments are contained within the MoviePass Purchase Agreement. Helios hereby agrees to furnish a copy of any such omitted schedule or similar attachment to the SEC upon request.

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